Long-Term Investment	12 Months Ended
Dec. 31, 2025
Long-Term Investment [Abstract]
LONG-TERM INVESTMENT
7.	LONG-TERM INVESTMENT

Long-term investment, consisted of the following:

	As of December 31,
	2025	2024
Investment accounted for under fair value option:
Investment in Tongxin Innovation Limited	$3,325,000	$-
Total long-term investment	$3,325,000	$-

The following table sets forth the changes in the Group’s long-term investment:

Amount
Balance at December 31, 2024	$-
Investments made	7,097,000
Fair value change on long-term investment	(3,772,000)
Balance at December 31, 2025	$3,325,000

Long-term investment is the Group’s equity investment in a privately held company, over which the Group has the ability to exert significant influence but does not otherwise have control. While this investment is eligible for the equity method of accounting, the Group has elected to account for it using the fair value option.

On August 15, 2025, the Group entered into a Share Purchase Agreement (the “Tongxin SPA”) to acquire 3,000 ordinary shares of Tongxin Innovation Limited (“Tongxin”), a Hong Kong private company, representing 30% of the total issued and outstanding shares of Tongxin. Pursuant to the Tongxin SPA, the nominal consideration for the investment was US$3,079,700, consisting of 104,000,000 of the Group’s Class B ordinary shares. The initial measurement of the investment was based on the fair value of the 104,000,000 Class B ordinary shares issued on August 26, 2025, which was determined to be the acquisition date. The initial fair value was assessed at US$7,097,000 (incorporating a discount for lack of marketability due to the restricted nature of the shares issued), which was recognized as the initial cost of the investment.

The Group qualified for and elected to account for the investment in Tongxin under the fair value option in accordance with ASC 825. The Group believes that the fair value option better reflects the underlying economics of the investment in Tongxin. As of December 31, 2025, the fair value of the investment was US$3,325,000 as of December 31, 2025. The Group recorded unrealized losses of US$3,772,000 for this equity investment accounted for using fair value option in “loss on fair value change” in the consolidated comprehensive loss for the year ended December 31, 2025.

Fair value measurement of investment in Tongxin

The Group’s investment in Tongxin is accounted for using fair value option on a recurring basis using significant unobservable inputs(Level 3) for the year ended December 31, 2025. The fair value as of December 31, 2025 was determined using the income approach, specifically the discounted cash flow (“DCF”) method. This method involves estimating the future net cash flows of Tongxin and discounting them to their present value using an appropriate risk-adjusted discount rate.

The following table presents the quantitative information about the significant unobservable inputs used in the Level 3 fair value measurement of the investment in Tongxin as of December 31, 2025:

	Fair Value as of December 31, 2025	Valuation Technique	Significant Unobservable Inputs	Value
Equity investment accounted for using fair value option	3,325,000	Discounted cash flow method	Weighted average cost of capital (“WACC”)	2.5%
			Discount for lack of marketability (“DLOM”)	16.0%
			Perpetual growth rate	15.7%

A sensitivity analysis of the fair value of equity investment elected under the fair value option indicates that, with all other variables held constant, an increase/decrease of 0.5% in the weighted average cost of capital (“WACC”) would cause the fair value of the investments to decrease/increase by approximately 5%, respectively; an increase/decrease of 5% in the discount for lack of marketability (“DLOM”) would cause the fair value to decrease/increase by approximately 6%, respectively; and an increase/decrease of 0.5% in the perpetual growth rate would cause the fair value to increase/decrease by approximately 3%, respectively.